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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 26, 2004
                                                         ----------------


                         CENTURY BUSINESS SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


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
            Delaware                             0-25890                22-2769024
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 (State or Other Jurisdiction                 (Commission            (I.R.S. Employer
       of Incorporation)                      File Number)          Identification No.)



6050 Oak Tree Boulevard South,  Suite 500  Cleveland, Ohio                44131
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                (Address of Principal Executive Offices)                (Zip Code)
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         Registrant's Telephone Number, Including Area Code 216-447-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


   | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 26, 2004, Century Business Services, Inc. (CBIZ) announced its earnings for the third quarter ended September 30, 2004. A copy of the press release is filed herewith as Exhibit 99.1. In addition, on October 26, 2004, CBIZ conducted its earnings conference call for the quarter ended September 30, 2004. On this conference call, CBIZ disclosed the following additional information:

     o CBIZ has exceeded its incremental cross-serving revenue goal of $9.0 million for 2004.
     o CBIZ entered into an agreement to acquire Gallery Asset Management, to be effective January 1, 2005, and acquired Hart Benefit Services, LLC effective October 1, 2004. These businesses are expected to aggregately contribute $4.0 million in incremental first year revenue.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         Exhibit 99.1 Press Release of Century Business Services, Inc. dated October 26, 2004, announcing its financial results for the third quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTURY BUSINESS SERVICES, INC.

Date:  November 1, 2004                      /s/ Ware H. Grove
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                                            Ware H. Grove
                                            Chief Financial Officer